CGM
CAPITAL
DEVELOPMENT
FUND

41st Annual Report
December 31, 2001

A No-Load Fund

[logo]    Investment Adviser
          CAPITAL GROWTH MANAGEMENT
          Limited Partnership

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

CGM Capital Development Fund increased +15.6% during the fourth quarter of 2001 while the unmanaged Standard and Poor's 500 Index grew +10.7%. For the year just ended, CGM Capital Development Fund decreased -23.5% and the unmanaged S&P 500 Index declined -11.9%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
One year ago, the prevailing view was one of economic weakness caused in part by failing dot-coms and wounded high tech companies. We expected some impact on general spending as a result of lower stock prices. However, most observers underestimated the extent to which the busted tech bubble would affect the general economy. Today, commodity prices are down, unemployment is up and we have experienced a steep decline in spending on capital goods and in corporate profits. While most of the weakness lies in the business sector, some consumer slowing has occurred as well, both of which were exacerbated in the aftermath of the September 11 tragedy. But even recession brings with it some benefits, not the least of which is to correct the excesses of more prosperous times.

In January of 2001, the Federal Reserve Bank began reducing interest rates and continued to do so throughout the year. The Federal Funds Rate was lowered eleven times, from 6.5% to the current 1.75%, the lowest in 40 years. We believe Fed easing combined with increased government defense spending and special anti-terrorist appropriations ought to improve the economy this year. And, with inflation under control and spending on housing and autos holding up better than expected thus far, some positive signs of stabilization are already beginning to show in the economic numbers.

Historically, lower interest rates have been associated with higher price-to-earnings (P/E) ratios since interest rates are key to determining the discounted present value of future earnings potential. Given today's low interest rates, we believe companies that have yet to reflect deserved P/E enhancement present attractive investment opportunities.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested in the year 2001. The Fund entered the year with only modest economic exposure, but greatly increased its sensitivity to the economy during the spring and summer in anticipation of a consumer-led recovery in 2002.

The September 11 attacks significantly deepened the existing recession and increased the number and size of losses in individual issues. Substantial losses were realized in financial, manufacturing and consumer stocks held by the Fund, including Nike, Tommy Hilfiger and Citigroup. During the fourth quarter of 2001, the Fund's significant exposure in the homebuilding industry provided an upsurge in performance, though not enough to offset other losses for the year.

We believe the economy will recover in 2002 as anxieties recede and the full effect of last year's fiscal and monetary stimulus fuels consumer spending. The CGM Capital Development portfolio continues to emphasize well-positioned companies which should benefit from economic growth in 2002. CGM Capital Development Fund's three largest industry positions are housing and building materials, health care services and savings and loan/thrifts. The Fund's three largest holdings are Ryland Group, Inc., Beazer Homes USA, Inc. and Golden West Financial Corporation.

                /s/ Robert L. Kemp

                    Robert L. Kemp
                    President

               /s/  G. Kenneth Heebner

                    G. Kenneth Heebner
                    Portfolio Manager

January 2, 2002

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500 INDEX assuming reinvestment of dividends and capital gains

    --------------------------------------
         CGM Capital Development Fund
         Average Annual Total Returns
    --------------------------------------
    1 year       5 year        10 year
    -23.5%        1.3%           8.4%
    --------------------------------------
      Past performance is no indication
              of future results
    --------------------------------------

            CGM Capital         Unmanaged S&P
          Development Fund        500 Index
---------------------------------------------
              $10,000             $10,000
1992           11,750              10,760
1993           15,122              11,847
1994           11,659              12,001
1995           16,451              16,501
1996           21,074              20,296
1997           26,111              27,075
1998           28,330              34,819
1999           30,512              42,131
2000           29,352              38,287
2001           22,454              33,740

CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund as well as two other mutual funds. He also co-manages CGM Fixed Income Fund with Janice Saul.

INVESTMENT PERFORMANCE
(unaudited)
--------------------------------------------------------------------------------

Cumulative Total Return for Periods Ended
December 31, 2001
                                                            CGM CAPITAL
                                                            DEVELOPMENT
                                                               FUND
                                                      -----------------------
10 Years ...........................................          +124.5%
 5 Years ...........................................          +  6.6
 1 Year ............................................          - 23.5
 3 Months ..........................................          + 15.6

The performance data contained in the report represent past performance, which is no guarantee of future results. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

The Fund is supervised by a board of trustees. The trustees and officers of the Fund, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each trustee and officer is One International Place, Boston, Massachusetts 02110.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended. Each trustee and officer of the Fund noted as an interested person is interested by virtue of that individual's position with Capital Growth Management Limited Partnership ("CGM"), the Fund's investment manager, as described in the table below.

The Statement of Additional Information for the Fund includes additional information about Fund trustees and is available, without charge, upon request by calling the CGM Marketing Department, toll free, at 800-345-4048.

                                                                                                                NUMBER OF
                                                                                                               FUNDS IN THE
                                                                  PRINCIPAL OCCUPATION DURING                   CGM FUNDS
                                         POSITION HELD AND             PAST 5 YEARS AND                          COMPLEX
NAME, ADDRESS AND AGE                  LENGTH OF TIME SERVED        OTHER DIRECTORSHIPS HELD                     OVERSEEN
---------------------                  ---------------------       -------------------------                   ------------


INTERESTED TRUSTEES
G. Kenneth Heebner*                   Trustee since 1993             Employee, CGM; Part Owner,                      6
  age 61                                                             Kenbob, Inc.(managing partner of CGM)

Robert L. Kemp*                       Trustee since 1990             Employee, CGM; Part Owner, Kenbob, Inc.         6
  age 69                                                             (managing partner of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown                        Trustee since 1993             Counsel (formerly, Partner), Harter,            6
  age 61                                                             Secrest & Emery LLP (law firm);
                                                                     Trustee, TT International U.S.A. Master
                                                                     and Feeder Trusts (four mutual funds)


Robert B. Kittredge                   Trustee since 1990             Retired; formerly Trustee, New England          6
  age 81                                                             Zenith Fund

Laurens MacLure                       Trustee since 1990             Retired; formerly President and Chief           6
  age 76                                                             Executive Officer, New England Deaconess
                                                                     Hospital; formerly Trustee, New England
                                                                     Zenith Fund; formerly Director,
                                                                     Massachusetts Blue Cross/Blue Shield

James Van Dyke Quereau, Jr.           Trustee since 1993             Managing Partner, Stratton Management           6
  age 53                                                             Company; Director, Semper Trust Co.

J. Baur Whittlesey                    Trustee since 1990             Member, Ledgewood Law Firm, P.C.                6
  age 55

OFFICERS
G. Kenneth Heebner*                   Vice President since 1990      Employee, CGM; Part Owner, Kenbob, Inc.         6
  age 61                                                             (managing partner of CGM)

Robert L. Kemp*                       President since 1990           Employee, CGM; Part Owner, Kenbob, Inc.         6
  age 69                                                             (managing partner of CGM)

Kathleen S. Haughton*                 Vice President since 1992      Employee - Vice President,                      6
  age 41                                                             Investor Services Division, CGM
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

Leslie A. Lake*                       Vice President and Secretary   Employee - Office Administrator, CGM            6
  age 56                              since 1990

Martha I. Maguire*                    Vice President since 1994      Employee - Funds Marketing, CGM                 6
  age 46

Mary L. Stone*                        Assistant Vice President       Employee - Assistant Vice President,            6
  age 57                              since 1990                     Portfolio Transactions, CGM

Frank N. Strauss*                     Treasurer since 1992           Employee - Chief Financial Officer, CGM         6
  age 40
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

W. Dugal Thomas*                      Vice President since 1992      Employee - Director of Marketing, CGM           6
  age 64

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
                                                   25 YEAR INVESTMENT RECORD
                                      DECEMBER 31, 1976 -- DECEMBER 31, 2001 (UNAUDITED)
 -----------------------------------------------------------------------------------------------------------------------------
                                IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1976
 -----------------------------------------------------------------------------------------------------------------------------
                  -- AND HAD TAKEN ALL DIVIDENDS                   OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                     AND DISTRIBUTIONS IN CASH                        GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
              ----------------------------------------------------------------------------------------------------------------
                                 During the Year
                              You Would Have Received                                            Which Would Represent
                            ----------------------------                                  ------------------------------------
                                                                    The Value of                             A Cumulative
                 The Net                                            Your Original                                Change
               Asset Value    Per Share      Per Share               Investment               An                Expressed
     On          of Your    Capital Gains     Income                   At Each               Annual          As An Index With
  December    Shares Would  Distributions  Distributions              Year End            Total Return         December 31,
     31         Have Been        of             of                 Would Have Been             of              1976 = 100.0
------------------------------------------------------------------------------------------------------------------------------
    1976         $10.98          --                                                                                100.0
    1977          10.74          --            $0.18                   $ 10.91               -    0.6%              99.4
    1978          13.05          --             0.27                     13.63               +   24.9              124.2
    1979          16.20          --             0.35                     17.36               +   27.4              158.2
    1980          20.50        $ 1.65*          0.36                     24.81               +   42.9              226.1
    1981          17.34          3.38           0.36                     25.93               +    4.5              236.3
    1982          24.88          2.88           0.41                     46.39               +   78.9              422.7
    1983          25.21          2.50           0.47                     53.63               +   15.6              488.6
    1984          17.28          6.15           0.11                     49.23               -    8.2              448.5
    1985          25.02          --             0.18                     71.97               +   46.2              655.7
    1986          23.12          7.46           0.16                     92.41               +   28.4              841.9
    1987          16.56         10.09           0.14                    107.10               +   15.9              975.8
    1988          15.87          0.02           0.62                    106.78               -    0.3              972.9
    1989          18.37          --             0.34                    125.89               +   17.9             1147.0
    1990          18.53          --             0.10                    127.65               +    1.4             1163.1
    1991          25.80         11.07*          0.06                    254.15               +   99.1             2315.7
    1992          27.43          2.68*          0.20                    298.63               +   17.5             2720.9
    1993          27.71          7.51           0.07                    384.34               +   28.7             3501.8
    1994          20.58          0.71           0.07                    296.33               -   22.9             2699.9
    1995          27.33          1.68           0.02                    418.12               +   41.1             3809.6
    1996          29.08          5.87           0.07                    535.61               +   28.1             4880.1
    1997          26.96          9.08           --                      663.62               +   23.9             6046.4
    1998          24.95          4.19           0.11                    720.03               +    8.5             6560.3
    1999          26.20          0.56           0.11                    775.47               +    7.7             7065.4
    2000          25.12          --             0.10                    746.00               -    3.8             6796.9
    2001          19.21          --             --                      570.69               -   23.5             5199.6
                                -----          -----                                           ------
   Totals                      $77.48          $4.86                                         + 5099.6
 -----------------------------------------------------------------------------------------------------------------------------
    *Includes $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
 -----------------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCKS -- 100.0% OF TOTAL NET ASSETS

                                                          SHARES      VALUE(a)
                                                          ------      --------
AIRLINES -- 5.2%
Continental Airlines, Inc. (b) ..................         700,000  $ 18,347,000
                                                                   ------------
ELECTRONIC AND COMMUNICATIONS EQUIPMENT -- 8.5%
Celestica, Inc. (b) .............................         375,000    15,146,250
Flextronics International Ltd. (b) ..............         620,000    14,873,800
                                                                   ------------
                                                                     30,020,050
                                                                   ------------
FINANCIAL SERVICES -- 1.1%
AmeriCredit Corporation (b) .....................         130,000     4,101,500
                                                                   ------------
HEALTH CARE SERVICES -- 14.7%
HCA, Inc. .......................................         445,000    17,150,300
Tenet Healthcare Corporation (b) ................         293,000    17,204,960
Universal Health Services, Inc. (b) .............         415,000    17,753,700
                                                                   ------------
                                                                     52,108,960
                                                                   ------------
HOUSING AND BUILDING MATERIALS -- 27.4%
Beazer Homes USA, Inc. (b) ......................         347,000    25,389,990
D. R. Horton, Inc. ..............................         316,600    10,276,836
Lennar Corporation ..............................         285,000    13,343,700
NVR, Inc. (b) ...................................          85,000    17,340,000
Ryland Group, Inc. ..............................         418,000    30,597,600
                                                                   ------------
                                                                     96,948,126
                                                                   ------------
INSURANCE -- 9.0%
PartnerRe Ltd. ..................................         170,000     9,180,000
RenaissanceRe Holdings Ltd. .....................         140,000    13,356,000
XL Capital Ltd. .................................         100,000     9,136,000
                                                                   ------------
                                                                     31,672,000
                                                                   ------------
LEISURE -- 6.0%
Polaris Industries, Inc. ........................         365,000    21,078,750
                                                                   ------------
OFFICE EQUIPMENT AND SUPPLIES -- 0.3%
Lexmark International, Inc. (b) .................          20,000     1,180,000
                                                                   ------------
RETAIL -- 11.0%
AutoZone, Inc. (b) ..............................          60,000     4,308,000
Lowe's Companies, Inc. ..........................         335,000    15,547,350
Ross Stores, Inc. ...............................         590,000    18,927,200
                                                                   ------------
                                                                     38,782,550
                                                                   ------------
SAVINGS AND LOAN/THRIFTS -- 12.5%
Golden West Financial Corporation ...............         402,000    23,657,700
Washington Mutual, Inc. .........................         625,000    20,437,500
                                                                   ------------
                                                                     44,095,200
                                                                   ------------
TEXTILE AND APPAREL -- 4.3%
Mohawk Industries, Inc.(b) ......................         275,000    15,092,000
                                                                   ------------
   TOTAL COMMON STOCKS
    (Identified Cost $315,777,280) ..............                   353,426,136
                                                                   ------------

                                                         FACE
                                                        AMOUNT
                                                        ------
SHORT-TERM INVESTMENT -- 0.3%
   American Express Credit Corporation, 1.77%,
    1/02/02  (Cost $865,000) ....................     $   865,000       865,000
                                                                   ------------
TOTAL INVESTMENTS -- 100.3%
   (Identified Cost $316,642,280)(c) ............                   354,291,136
   Cash and receivables .........................                     6,522,568
   Liabilities ..................................                    (7,448,705)
                                                                   ------------
TOTAL NET ASSETS -- 100.0% ......................                  $353,364,999
                                                                   ============
(a) See Note 1A.
(b) Non-income producing security.
(c) Federal Tax Information: At December 31, 2001 the net unrealized appreciation on investments based on cost of $316,973,035 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for
      all investments in which there is an excess
      of value over tax cost ....................                  $ 47,182,013
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of
      tax cost over value .......................                    (9,863,912)
                                                                   ------------
    Net unrealized appreciation .................                  $ 37,318,101
                                                                   ============

  For tax purposes, as of December 31, 2001, there was no undistributed ordinary income or capital gains except for the unrealized appreciation/(depreciation).

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2001

ASSETS
 Investments at value (Identified

  cost -- $316,642,280) ..................................      $354,291,136
 Cash ....................................................             2,764
 Receivable for:
  Securities sold ...........................   $6,467,441
  Shares of the Fund sold                           27,245
  Dividends and interest ....................       25,118         6,519,804
                                                ----------      ------------
                                                                 360,813,704
                                                                ------------
LIABILITIES
 Payable for:
  Securities purchased ......................    5,918,116
  Shares of the Fund
   redeemed .................................    1,144,859         7,062,975
                                                ---------
 Accrued expenses:
  Management fees ...........................      295,336
  Trustees' fees ............................       11,527
  Accounting and
   Administration ...........................        5,208
  Transfer Agent fees .......................       21,859
  Other expenses ............................       51,800           385,730
                                                ----------      ------------
                                                                   7,448,705
                                                                ------------
NET ASSETS ...............................................      $353,364,999
                                                                ============
 Net Assets consist of:
  Capital paid-in ........................................      $423,129,580
  Accumulated net realized loss ..........................      (107,413,437)
  Unrealized appreciation on
   investments -- net ....................................        37,648,856
                                                                ------------
NET ASSETS ...............................................      $353,364,999
                                                                ============
 Shares of beneficial interest
  outstanding, no par value ..............................        18,390,961
                                                                  ==========
 Net asset value per share* ..............................            $19.21
                                                                      ======

* Shares of the Fund are sold and redeemed at net asset value
  ($353,364,999 / 18,390,961).

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF
OPERATIONS

Year Ended December 31, 2001

INVESTMENT INCOME
 Income
  Dividends (net of withholding
   tax of $19,972) ......................................  $   2,862,076
  Interest ..............................................         98,217
                                                           -------------
                                                               2,960,293
                                                           -------------
 Expenses
  Management fees .......................................      3,998,456
  Trustees' fees ........................................         46,878
  Accounting and Administration .........................         62,500
  Custodian .............................................         90,171
  Transfer agent ........................................        152,080
  Audit and tax services ................................         33,000
  Legal .................................................         54,443
  Printing ..............................................         27,393
  Registration ..........................................         22,252
  Miscellaneous .........................................          1,779
                                                           -------------
                                                               4,488,952
                                                           -------------
 Net investment loss ....................................     (1,528,659)
                                                           -------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
 Realized loss on investments -- net ....................   (102,521,114)
 Unrealized depreciation -- net .........................    (16,422,234)
                                                           -------------
 Net loss on investments ................................   (118,943,348)
                                                           -------------

NET CHANGE IN ASSETS FROM
 OPERATIONS .............................................  $(120,472,007)
                                                           =============

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED DECEMBER 31,
                                                        ------------------------------
                                                            2001             2000
                                                        -------------    -------------
FROM OPERATIONS
  Net investment income (loss) ......................   $  (1,528,659)   $   2,596,236
  Net realized loss from investments ................    (102,521,114)        (911,711)
  Unrealized depreciation ...........................     (16,422,234)     (24,663,438)
                                                        -------------    -------------
    Change in net assets from operations ............    (120,472,007)     (22,978,913)
                                                        -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................            --         (2,083,635)
                                                        -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ......................       8,401,542        8,099,611
  Net asset value of shares issued in connection with
    reinvestment of:
    Dividends from net investment income ............            --          1,764,589
                                                        -------------    -------------
                                                            8,401,542        9,864,200
  Cost of shares redeemed ...........................     (58,418,537)     (93,484,723)
                                                        -------------    -------------
    Change in net assets derived from capital share
      transactions ..................................     (50,016,995)     (83,620,523)
                                                        -------------    -------------
  Total change in net assets ........................    (170,489,002)    (108,683,071)

NET ASSETS
  Beginning of period ...............................     523,854,001      632,537,072
                                                        -------------    -------------
  End of period .....................................   $ 353,364,999    $ 523,854,001
                                                        =============    =============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ........................         383,281          311,583
  Issued in connection with reinvestment of:
    Dividends from net investment income ............            --             69,331
                                                        -------------    -------------
                                                              383,281          380,914
  Redeemed ..........................................      (2,849,840)      (3,663,850)
                                                        -------------    -------------
  Net change ........................................      (2,466,559)      (3,282,936)
                                                        =============    =============

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                                        YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------
                                                 2001              2000              1999           1998           1997
                                                 ----              ----              ----           ----           ----
For a share of the Fund outstanding
  throughout each year:
Net asset value at the beginning of year ..   $     25.12       $     26.20       $     24.95    $     26.96    $     29.08
                                              -----------       -----------       -----------    -----------    -----------
Net investment income (loss) ..............         (0.08)(a)          0.12(b)           0.12           0.11          (0.08)(a)
Dividends from net investment income ......          --               (0.10)            (0.11)         (0.11)          --
Net realized and unrealized gain (loss)
  on investments ..........................         (5.83)            (1.10)             1.80           2.18           7.04
Distribution from net realized gain .......          --                --               (0.56)         (4.19)         (9.08)
                                              -----------       -----------       -----------    -----------    -----------
Net increase (decrease) in net asset
  value ...................................         (5.91)            (1.08)             1.25          (2.01)         (2.12)
                                              -----------       -----------       -----------    -----------    -----------
Net asset value at end of year ............   $     19.21       $     25.12       $     26.20    $     24.95    $     26.96
                                              ===========       ===========       ===========    ===========    ===========
Total Return (%) ..........................         (23.5)             (3.8)              7.7            8.5           23.9
Ratios:
Operating expenses to average net assets
  (%) .....................................          1.12              1.10              1.08           1.07           1.07
Net investment income (loss) to average
net assets (%) ............................         (0.38)             0.46              0.46           0.39          (0.29)
Portfolio turnover (%) ....................           283               334               335            335            230
Net assets at end of year (in thousands)($)       353,365           523,854           632,537        703,418        722,673

(a) Per share net investment loss does not reflect the year's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.

               See accompanying notes to financial statements.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Along with five other funds in a separate Trust, there are six CGM funds (CGM Funds). The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain reclassifications were made to prior year amounts to conform with current year presentations.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis. Dividend income received by the Fund from its investment in REITs may be comprised of ordinary income, capital gains, and return of capital.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December
    31. 2001, there were capital loss carryovers available to offset future realized gains of $4,310,582 expiring in year 2008 and $102,772,100 expiring in year 2009.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. These differences are primarily related to net investment loss write off. Undistributed net investment income or accumulated net investment loss may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 2001, purchases and sales of securities other than United States government obligations and short-term investments aggregated $1,144,626,915 and $1,194,392,968, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 2001, the Fund incurred management fees of $3,998,456 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $62,500, for the year ended December 31, 2001, is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the six CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund is responsible for $3,000 per trustee plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the year ended December 31, 2001 was $5,741 per trustee for the Fund.

                          CGM CAPITAL DEVELOPMENT FUND
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2002

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

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TELEPHONE NUMBERS

For information about:
[]  Account Procedures and Status

[]  Redemptions

[]  Exchanges

    Call 800-343-5678

[]  New Account Procedures

[]  Prospectuses

[]  Performance

    Call 800-345-4048

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MAILING ADDRESSES

FOR EXISTING ACCOUNTS

CGM Shareholder Services
c/o Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
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This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR01                                                        Printed in U.S.A.